UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2017

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Director.
On February 21, 2017, Mr. Thomas Dobrowski, a member of the Board of Directors of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) since 1993, informed the Board of Directors that he will retire on May 2, 2017, at which time the Board of Directors will be reduced to ten members. Mr. Dobrowski's retirement is not a result of any disagreement with other Board members or with our management.
(e) Compensatory Arrangements of Certain Officers.
2017 Executive Bonus Plan:
On February 20, 2017, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors approved the Executive Bonus Plan for 2017 (the “Plan”). Under the Plan, each executive officer has an annual bonus potential that is based on our achieving certain performance targets.
The total bonus potential under the Plan for each executive officer is as follows:

Name	Title	Bonus Potential
Marguerite Nader	President and Chief Executive Officer	200% of annual salary
Paul Seavey	Executive Vice President, Chief Financial Officer and Treasurer	150% of annual salary
Patrick Waite	Executive Vice President and Chief Operating Officer	150% of annual salary
Roger Maynard	Executive Vice President - Investments	150% of annual salary
Under the Plan, payment of 75% of the bonus potential is contingent upon our achieving certain operational targets, including goals related to core community base rental income, core resort base rental income, membership dues revenues, core net operating income, and working capital. The Compensation Committee will have discretion at the end of 2017 to determine an appropriate award based on an evaluation of each of the target areas. Payment of the remaining 25% of the bonus potential is at discretion of the Compensation Committee based on its assessment of various strategic initiatives established for the executive officer team, as a whole. In addition, if we exceed by specified amounts certain operational targets relating to core community base rental income and core resort base rental income, the total bonus potential may be increased by up to an additional $145,200, which would be shared pro-rata by the eligible executives.
Bonus payments will be made in cash and will be paid subsequent to the year ended December 31, 2017 after finalization of our results of operations and upon review and approval by the Compensation Committee.
Item 8.01    Other Events
Our Board of Directors declared the first quarter 2017 dividend of $0.4875 per common share, representing, on an annualized basis, a dividend of $1.95 per common share. The dividend will be paid on April 14, 2017 to stockholders of record on March 31, 2017. Our Board of Directors also declared a dividend of $0.421875 per depositary share (each representing 1/100 of a share of our 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock) (NYSE: ELSPrC), which represents, on an annualized basis, a dividend of $1.6875 per depositary share. The dividend will be paid on March 31, 2017 to stockholders of record on March 10, 2017.
This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of Sites by customers and our success in acquiring new customers at our Properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to Properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our ability to manage counter-party risk;

•
in the age-qualified Properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic "Revenue Recognition";

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 391 quality properties in 32 states and British Columbia consisting of 146,610 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey             /s
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: February 22, 2017